Management Presentation February 2019

Forward looking statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward- looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward-looking statements, which may be based on assumptions and anticipated events that do not materialize. 2

Advantages over the typical carrier  Leisure customer Built to be different – Will travel in all economic conditions – Vacations are valued – price dependent Leisure customer  Small/medium cities Underserved markets – Filling a large void Little competition – Increasing opportunity - industry restructuring Low cost aircraft – Diversity of network - minimizes competition Low frequency/variable  Flexibility capacity – Adjust rapidly to changing macro (fuel/economy) Unbundled pricing – Changes in capacity - immediate impact on price – Minimize threat of irrational behavior from others Closed distribution  Low cost fleet – mostly used aircraft Bundled packages – Match capacity to demand, highly variable Highly profitable – Relatively low capital needs, higher free cash flow – Can grow and return cash to shareholders 3

Measured, profitable growth Total revenue Scheduled ASMs 15.00 14.34 14.00 $1,700 $1,667 13.03 $1,600 13.00 $1,504 11.92 $1,500 12.00 11.00 $1,400 $1,363 ASMs - billions USD -USD mm 10.24 10.00 $1,300 $1,262 $1,200 9.00 8.69 $1,137 $1,100 8.00 $1,000 7.00 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 4

A very large niche Based on current published schedule through August 13, 2019 431 routes, 96 small/medium cities, 26 leisure destinations Orange circles = destinations 5

Little competition Historic level of non-competitive routes 322 314 309 294 255 221 207 181 161 168 136 114 109 98 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2019 Routes without competition Routes with competition Competitors – overlapping routes Legacy carriers 70 Brand/lower cost carriers 8 ULCC’s 74 Based on current published schedule through August 13, 2019, announcements and cancellations as of February 1, 2018 Legacy carriers – American, Delta, Southwest, United. Brand / lower cost carriers – Alaska, Hawaiian, JetBlue ULCC carriers – Frontier, Spirit Competitive routes are those that have non-stop flights between similar markets 6

Low frequency model Leisure = seasonality Small cities = low frequency(1) Avg. block hours/AC/day Weekly market frequency 70.0% 9.5 Peak Off peak 60.0% 8.5 50.0% 7.5 40.0% 30.0% 6.5 % departures total of % 20.0% System block hours/AC/day System 5.5 10.0% 0.0% 4.5 2x 3x 4x 5x or greater Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Weekly frequency of departures 2016 2017 2018 2019 w 2018 sparing (2) 2019E 1 - Peak = peak is defined as 11/23 – 12/1, 12/21 – 1/3, 2/18 – 4/14, 6/3 – 8/18. Remaining is off peak 2 – Demonstrates the aircraft utilization if 2019 spare count was at 2018 levels 7

Low costs even with low utilization 2018 CASM ex fuel vs daily aircraft utilization 9.0 8.5 8.4 JBLU 8.0 7.7 7.5 ALK 7.0 6.5 CASM ex fuel (cents) 6.4 ALGT 6.0 5.5 5.3 SAVE 5.0 5.0 6.0 7.0 8.0 9.0 10.0 11.0 12.0 13.0 14.0 Average daily aircraft utilization – LTM (block hours per day) As of 2018, ALGT – Allegiant, JBLU – JetBlue, ALK – Alaska mainline, SAVE – Spirit Allegiant excludes non airline costs 8

Fleet plan 120 Aircraft by seat count Total Total 102 100 Total 93 89 Total 26 80 76 20 32 10 24 60 38 AC count EOY 22 23 40 20 20 38 38 37 32 0 2017 2018 2019E 2020E MD80 (166 seats) A319 (156 seats) A320 (186 seats) A320 (177 seats) Estimated aircraft count at end of year 186 seat density project dependent on outside supply chains and could impact the schedule 9

Capex & Airbus heavy maintenance Airline capital expenditures ($ millions) $700 Total $630 $600 35 Total 75 $535 $500 105 Total $400 $350 75 15 Total 50 $300 $280 520 49 Millions USD Millions 20 90 $200 340 75 $100 231 15 100 $0 2017 2018 2019E 2020E Aircraft CAPEX 186 seat conversion Other CAPEX Airbus heavy maintenance Estimates are based on various assumptions which may not materialize 2019 is based on mid point of guided range Other Capex includes Capex for IT projects as well as other non-aircraft CAPEX Heavy maintenance consists of Airbus heavy airframe visits and engine expenses to be capitalized Does not include non-airline CAPEX which includes Sunseeker Resorts or Family Entertainment Centers 10

Cumulative return to shareholders $927m returned to shareholders since 2007 $100m remaining in share repurchase authority Reduced diluted share count by 22% since 2007** $900 Implemented quarterly cash dividend in Q1 2015 – now $0.70 per share $800 $700 $316.2 $271.0 $600 $225.3 $157.8 $500 $ mm $400 $95.3 $300 $611.0 $611.0 $53.5 $200 $520.5 $454.1 $53.5 $100 $14.9 $326.1 $96.5 $98.4 $103.4 $187.0 $17.4 $42.7 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Share repurchases Dividends **-Diluted share count in 2007 was 20.5m, share count for 2018 was 16m 2014 includes $42m returned through a special dividend declared in 2013 and paid in January 2014 2015 includes $44m returned through a special dividend declared in 2014 and paid in January 2015 2016 includes $28m returned through a special dividend declared in 2015 and paid in January 2016 11

Unique business model and results  Highly resilient and profitable – Profitable last 64 quarters (1) – 2018 adjusted EBITDA $373mm (2) – 2018 Return on Equity 26%(2)  Strong balance sheet – Rated BB- and Ba3(3) – Adjusted debt/ EBITDAR 3.4x(2) – $45mm returned to shareholders in 2018 • $100 mm in share repurchase authority as of 1/30/19 – Recurring quarterly cash dividend of $0.70 per share  Management owns >20% (1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment (2) See GAAP reconciliation and other calculations in Appendix (3) Corporate rating of Ba3 by Moody’s and BB- by Standard & Poor’s 12

Existing guidance - 2019  2019 FY EPS $13.25 to $14.75 per share  FY 19 ASMs per gallon 80.0 to 82.0  FY 19 interest expense $70mm to $80mm  FY 19 effective tax rate 24% to 25%  FY 19 share count 15.9m  FY 19 airline CAPEX $425mm to $435mm*  FY 19 capitalized Airbus deferred heavy maintenance $95mm to $115mm  FY 19 depreciation expense $150mm to $160mm  FY 19 Non airline operating income ($17)mm to ($12)mm 1st Quarter 2019 Full year 2019 System ASMs 4 to 6% 7 to 9% Scheduled ASMs 4 to 6% 7 to 9% Guidance subject to change * Excludes deferred heavy maintenance, Sunseeker Resorts and non-airline capex 13

Appendix

GAAP reconciliation EBITDA calculations $mm 2018 2017 2016 2015 Operating income as reported (GAAP) 243.5 227.2 370.6 371.7 +Depreciation and Amortization 129.4 121.7 105.2 98.1 =EBITDA 372.9 348.9 475.8 469.8 + Write down of MD-80 fleet 35.3 =Adjusted EBITDA 372.9 384.2 475.8 469.8 + Aircraft lease rental 0.9 3.1 0.9 2.3 =EBITDAR 373.8 387.3 476.7 472.1 Total debt 1,271.7 1,164.9 808.2 641.7 2 +7 x annual aircraft lease rent 6.3 21.7 6.3 16.1 Adjusted total debt 1,278.0 1,186.6 814.5 657.8 =Adjusted Debt to EBITDAR 3.4x 3.1x 1.7x 1.4x Average # of in service aircraft in period 91 87 83 74 =EBITDA per aircraft 4.1 4.4 5.7 6.4 Interest expense 53.8 39.0 28.8 26.5 = Interest coverage 6.9x 9.9x 16.5x 17.7x 15

GAAP reconciliation Return on equity $mm 2018 2017 2016 2015 Net Income as reported (GAAP) 159.7 195.2 219.6 220.4 Dec 2018 Dec 2017 Dec 2016 Dec 2015 Dec 2014 Total shareholders equity 690.3 553.3 473.6 350.0 294.1 Return on equity 26% 38% 53% 68% ROE = Net income / Avg shareholders equity 16

Revenue components Average fare - total Average fare - ancillary third party products $140 $137.23 $5.00 $4.56 $129.35 $4.34 $130 $4.29 $4.27 $4.08 $120 $117.96 $117.38 $116.99 $110 $3.00 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 * Average fare - scheduled service Average fare - ancillary air-related charges $91.30 $50.00 $90 $46.43 $78.63 $45.71 $80 $45.40 $45.14 $68.47 $70 $67.90 $67.01 $41.37 $60 $40.00 2014 2015 2016 2017 2018 * 2014 2015 2016 2017 2018 * All revenue is revenue per scheduled passenger * - Reflects division of passenger revenue between scheduled service and air-related charges in Company’s booking path 17

Contribution of initiatives Original Actual Original Update Operating earnings annual impact -$m 1 2017 2017 2020E 2020E Fuel benefit from ASM production $6 $6 $21 $21 Ex-fuel savings (costs) (21) (29) 73 73 Credit card program 10 17 45 50 eCommerce initiatives 14 10 92 92 Pricing engine 7 2 49 49 Fixed fee 5 8 20 20 186 seat modification 0 0 27 17 Fleet productivity 0 0 21 33 Total $21m $14m $348m $355m 1 - 2020 numbers are projected earnings increases over 2016 Estimates are based on various assumptions which may not materialize 18